                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 10
Statement of Operations.......................... 11
Statement of Changes in Net Assets............... 12
Financial Highlights............................. 13
Notes to Financial Statements.................... 14

VIC SAR 06/97

                             LETTER TO SHAREHOLDERS

June 5, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. More recently, on February                   [PHOTO]
5, 1997, Morgan Stanley Group Inc. and
Dean Witter, Discover & Co. announced
their agreement to merge, and you        DENNIS J. MCDONNELL AND DON G. POWELL
received a proxy in April. The merger
was completed on May 31, 1997, creating
the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms that are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that this merger will provide investors with those benefits.

ECONOMIC OVERVIEW
     Bond prices were volatile during the six months ended April 30, 1997. Prices initially rose as the economy slowed, erasing fears of an interest rate hike by the Federal Reserve Board. The November election of a Democratic president and Republican Congress was positive for bonds because the split government was viewed as a restraint on spending increases that could potentially swell the budget deficit. In addition, support diminished for radical tax reform that could threaten the tax-free status of municipal bonds.
    By the beginning of 1997, the situation changed. Bond prices began to fall as the economy picked up speed, culminating in a 5.60 percent annualized growth rate in the first quarter. This strength, coupled with warnings by Fed Chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. On March 25, the Fed raised short-term rates by a modest
0.25 percent, which sent the 30-year Treasury bond yield above 7.00 percent for the first time in six months. By the end of April, the 30-year Treasury bond yield slipped back below 7.00 percent as the market turned its attention to positive news about inflation, and bonds recovered some of their earlier losses.
    Throughout most of the six months ended April 30, municipal bonds generally outperformed Treasuries. Between October 31 and April 30, yields on long-term municipal revenue bonds rose 21 basis points, while yields on 30-year Treasury bonds jumped 31 basis points. Because bond yields move in the opposite direction of prices, the smaller

                                                           Continued on page two
increase in municipal yields meant that municipal bond prices did not fall as sharply as Treasury bond prices did. A relatively stable supply of new issues, combined with an increase in retail demand, contributed to the improved performance of municipal bonds.
    In California, the economy grew well ahead of the national rate, which boosted the state's short-term financial prospects. A $525 million sale of general obligation bonds in March was highly successful, and there is the potential for a ratings upgrade later this year. For the long term, however, California continues to be vulnerable to an economic downturn due to its small budget surplus. In addition, the feud continues between state and county governments over who should pay for state-mandated local services.

FUND STRATEGY

    In managing the Trust, we maintained a high concentration in AAA-rated bonds during the period. As of April 30, approximately 67 percent of the Trust's long-term investments were AAA-rated, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group. In addition, approximately 22 percent of long-term investments were AA- or A-rated, and approximately 11 percent were either non-rated or rated BBB or below. BBB is the lowest rating Standard & Poor's assigns to bonds in the investment-grade category. AAA-rated securities typically have performed better when interest rates are declining and provide the potential for safety of principal. They are extremely liquid because most are insured bonds. BBB-rated securities have tended to perform better when rates are rising, and they have the potential to provide additional income.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as a Percentage of Long-Term

AAA....................      67.2%
AA.....................       0.9%
A......................      20.8%
BBB....................       5.1%
BB.....................       1.7%
Non-Rated..............       4.3%


    Portfolio turnover during the period was minimal because market conditions offered few opportunities to add value over existing holdings. The majority of bonds in the portfolio had higher yields than current market levels. In addition, many bonds had built-in gains, which, if the bonds were sold, would have resulted in a taxable event. Activity was also limited by the tight spreads between yields of AAA-rated bonds and lower-rated bonds. These spreads remained narrow due to the increasing number of insured bonds in the municipal market. As a result, there was often not enough yield reward to justify the additional credit risk of purchasing lower-rated securities.
    Purchases focused on long-term, higher-yielding housing securities, which have tended to perform well during periods of rising interest rates, and long-term discount

                                                         Continued on page three
bonds to enhance the call protection of the Trust. In other words, we hope to lessen the concentration of bonds that can be called at any one time. These purchases were financed by sales of premium prerefunded bonds, which we believed had little potential for further price appreciation, plus sales of par and zero coupon bonds. (A bond that is priced at its face value is selling at par. If it is priced below par, it is selling at a discount. Conversely, a bond priced above par is selling at a premium.) When buying new securities for the portfolio, we attempt to identify those bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    We maintained a relatively short duration during this period of rising interest rates in order to potentially reduce the Trust's volatility to rate increases. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations have tended to perform better when rates are falling, and portfolios with short durations have tended to perform better when rates are rising. At the end of the period, the Trust's duration stood at 7.52 years compared to 8.68 years for the Lehman Brothers Municipal Bond Index benchmark.


Six-month Distribution History
  For the Period Ended April 30, 1997


                            Dividend         Capital Gain
                            --------         ------------

Nov 1996...............     $.0800
Dec 1996...............     $.0825               .2826
Jan 1997...............     $.0825
Feb 1997...............     $.0825
Mar 1997...............     $.0825
Apr 1997...............     $.0825


PERFORMANCE SUMMARY

    For the six-month period ended April 30, 1997, the Van Kampen American Capital Trust for Investment Grade California Municipals generated a total return at market price of 1.49 percent(1). The Trust offered a tax-exempt distribution rate of 6.39 percent(3), based on the closing common stock price of $15.50 per share on April 30, 1997. Because income from the Trust is exempt from federal and California state income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 11.21 percent(4) (for investors in the combined federal and state income tax bracket of 43 percent). At the end

                                                          Continued on page four
of the reporting period, the closing share price of the Trust traded at a 5.14 percent discount to its net asset value of $16.34.
    As a result of the Trust's improved earnings, its Board of Trustees approved a slight increase in its monthly dividend from $0.0800 to $0.0825 per common share, payable December 31, 1996. The Trust declared a capital gains distribution of $0.2001 per share payable on December 31, 1996, as a result of the sale of some assets that had appreciated in value.

TOP 5 PORTFOLIO INDUSTRY HOLDINGS BY SECTOR AS OF APRIL 30, 1997*

    Retail Electric/Gas/Telephone................................ 18.5%
    Transportation............................................... 15.6%
    Health Care.................................................. 13.5%
    Public Education.............................................  7.7%
    Public Building..............................................  7.7%

    *As a Percentage of Long-Term Investments

MUNICIPAL MARKET OUTLOOK

    We continue to see signs of a strong economy, although we do not expect the unusually brisk growth rate of the first quarter to be sustained throughout the year. As a result, we believe the Fed will monitor the economy closely and take aggressive action to control growth if inflation picks up or the high growth rate is sustained. However, if growth slows, we believe the Fed will leave rates unchanged. Given this outlook, we expect that yields on the 30-year Treasury bond will range between 6.75 and 7.40 percent for the remainder of the year, with higher levels occurring early and lower yields dominating the second half of 1997. Although short-term interest rates have risen, this has not had a significant impact on the leveraged structure of the Trust.
    We believe the Trust is positioned to perform well in the coming months, and we do not anticipate major structural changes in the portfolio. In light of our expectations for interest rates, we will continue to maintain a slightly defensive posture by keeping a relatively short duration for the portfolio and adjusting the duration when prudent. We will also continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1997

  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
                           (NYSE TICKER SYMBOL--VIC)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)............     1.49%
Six-month total return based on NAV(2).....................     1.53%

DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................     6.39%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................    11.21%

SHARE VALUATIONS

Net asset value............................................  $ 16.34
Closing common stock price.................................  $15.500
Six-month high common stock price (03/03/97)...............  $16.250
Six-month low common stock price (04/30/97)................  $15.500
Preferred share rate(5)....................................    3.740%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 43% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          CALIFORNIA  91.6%
$ 1,000   Bakersfield, CA Ctfs Partn Convention Cent
          Expansion Proj (MBIA Insd).....................    5.875%   04/01/22  $  1,000,740
  1,000   Brea & Olinda, CA Unified Sch Dist Ctfs Partn
          Sr High Sch Pgm Ser A Rfdg (FSA Insd)..........    6.000    08/01/09     1,043,130
  1,250   California Edl Fac Auth Rev Loyola Marymount
          Univ Ser B.....................................    6.550    10/01/12     1,328,613
  1,300   California Edl Fac Auth Rev Mills College......    6.875    09/01/22     1,395,095
  1,000   California Edl Fac Auth Rev Student Ln CA Ln Pg
          Ser A
          (MBIA Insd)....................................    6.000    03/01/16     1,002,840
  1,000   California Edl Fac Auth Rev Univ of La Verne...    6.300    04/01/09     1,025,270
  1,100   California Hlth Fac Fin Auth Rev Hlth Fac Small
          Fac Ln
          Ser A..........................................    6.700    03/01/11     1,170,994
  1,500   California Hlth Fac Fin Auth Rev Hlth Fac Small
          Fac Ln
          Ser A..........................................    6.750    03/01/20     1,597,980
  2,500   California Hlth Fac Fin Auth Rev Insd Hlth Fac
          Valleycare
          Ser A..........................................    6.125    05/01/12     2,541,175
  2,000   California Hlth Fac Fin Auth Rev Insd Hosp
          Marshall Hosp Ser A............................    6.500    11/01/12     2,114,680
  1,000   California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A (FSA Insd)....................    5.550    08/15/25       955,330
  1,000   California Hsg Fin Agy Rev Multi-Family Hsg III
          Ser A (MBIA Insd)..............................    5.850    08/01/17       991,700
  1,000   California Hsg Fin Agy Rev Home Mtg Ser B (MBIA
          Insd)..........................................    6.000    08/01/16     1,003,240
  1,000   California Hsg Fin Agy Rev Home Mtg Ser N......    6.375    02/01/27     1,017,150
  1,000   California Hsg Fin Agy Rev Multi-Family Hsg III
          Ser A (MBIA Insd)..............................    5.950    08/01/28       997,070
 10,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southern CA Edison Co (Embedded Cap) (AMBAC
          Insd) (b)......................................    6.000    07/01/27    10,096,300
  2,000   California St (AMBAC Insd).....................    6.200    02/01/16     2,022,640
  2,000   California St Dept Tran Ctfs Partn East Bay St
          Bldg Ser A.....................................    6.500    03/01/16     2,082,820
  1,000   California St Pub Wks Brd Lease Rev Var CA St
          Univ Proj Ser A (Prerefunded @ 10/01/02).......    6.700    10/01/17     1,108,940
  1,000   California Statewide Cmntys Dev Auth Rev Ctfs
          Partn Saint Joseph Hlth (AMBAC Insd)...........    6.100    07/01/07     1,067,150
  2,000   California Statewide Cmntys Dev Corp Ctfs Partn
          Insd
          United Westn Med Cent (Prerefunded @
          12/01/01)......................................    6.750    12/01/21     2,200,040
  2,070   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers Ser C...........................        *    08/01/00     1,774,031
    315   Centralia, CA Sch Dist Ctfs Partn Cap Apprec...        *    06/01/00       273,338
    260   Centralia, CA Sch Dist Ctfs Partn Cap Apprec...        *    06/01/01       214,191
    505   Centralia, CA Sch Dist Ctfs Partn Cap Apprec
          (Prerefunded @ 06/01/01).......................        *    06/01/02       399,814

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------

          CALIFORNIA (CONTINUED)
$   540   Centralia, CA Sch Dist Ctfs Partn Cap Apprec
          (Prerefunded @ 06/01/01).......................        *    06/01/03  $    398,909
    580   Centralia, CA Sch Dist Ctfs Partn Cap Apprec
          (Prerefunded @ 06/01/01).......................        *    06/01/04       399,202
    625   Centralia, CA Sch Dist Ctfs Partn Cap Apprec
          (Prerefunded @ 06/01/01).......................        *    06/01/05       401,181
    630   Centralia, CA Sch Dist Ctfs Partn Cap Apprec
          (Prerefunded @ 06/01/01).......................        *    06/01/06       376,236
    720   Centralia, CA Sch Dist Ctfs Partn Cap Apprec
          (Prerefunded @ 06/01/01).......................        *    06/01/07       400,802
  1,700   Chula Vista, CA Indl Dev Rev San Diego Gas &
          Elec Co Ser A (AMBAC Insd).....................    6.400%   12/01/27     1,750,745
  1,000   Contra Costa Cnty, CA Pub Fin Auth Tax Alloc
          Rev Ser A......................................    7.100    08/01/22     1,062,770
  3,000   Foothill/Eastern Tran Agy Conv Cap Apprec Sr
          Lien Ser A (c).................................  0/7.050    01/01/10     1,946,640
  7,455   Foothill/Eastern Tran Corridor Agy CA Toll Rd
          Rev Sr Lien
          Ser A..........................................        *    01/01/23     1,457,676
  3,000   Foothill/Eastern Tran Corridor Agy CA Toll Rd
          Rev Sr Lien
          Ser A..........................................        *    01/01/24       550,470
  2,000   Huntington Beach, CA Pub Fin Auth Rev
          Huntington Beach Redev Proj....................    7.000    08/01/10     2,003,180
  1,000   Long Beach, CA Harbor Rev Ser A (MBIA Insd)....    7.250    05/15/19     1,047,320
  1,000   Los Angeles Cnty, CA Tran Comm Sales Tax Rev
          Ser B Rfdg (MBIA Insd).........................    6.500    07/01/13     1,070,650
  2,000   Los Angeles, CA Dept Wtr & Pwr Elec Plt Rev
          Second Issue (Crossover Rfdg @ 09/15/00).......    7.250    09/15/30     2,194,140
  2,500   Los Angeles, CA Multi-Family Rev Hsg Earthquake
          Rehab Proj Ser A (FNMA Insd)...................    5.700    12/01/27     2,519,250
  1,000   Mountain View, CA Cap Impts Fin Auth Rev City
          Hall/Cmnty Theatre (MBIA Insd).................    6.500    08/01/16     1,071,550
  1,820   Orange Cnty, CA Arpt Rev Rfdg (MBIA Insd)......    5.625    07/01/12     1,795,212
  1,930   Orange Cnty, CA Ctfs Partn Juvenile Justice
          Cent Fac Rfdg (AMBAC Insd).....................    6.375    06/01/11     2,052,246
    880   Paramount, CA Redev Agy Tax Alloc (MBIA
          Insd)..........................................    6.250    08/01/10       936,848
  2,500   Port Oakland, CA Port Rev Ser E (MBIA Insd)....    6.500    11/01/16     2,623,050
  2,000   Riverside Cnty, CA Brd Edl Ctfs Partn Fin Proj
          Ser A..........................................    6.650    11/01/17     2,100,380
  1,980   Riverside, CA Elec Rev Rfdg (MBIA Insd)........    5.000    10/01/13     1,848,389
  1,000   Sacramento, CA Muni Util Dist Elec Rev Ser B
          (MBIA Insd)....................................    6.375    08/15/22     1,050,960
  2,425   San Benito, CA Hosp Dist Hlth Fac Rev Ser A....    6.750    12/01/21     2,588,639
  1,730   San Bernadino, CA Muni Wtr Dept Ctfs Partn Swr
          (FGIC Insd)....................................    6.250    02/01/17     1,786,623
  1,000   San Bernardino Cnty, CA Ctfs Partn Med Cent Fin
          Proj (MBIA Insd)...............................    5.000    08/01/28       891,000

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------

          CALIFORNIA (CONTINUED)
$ 5,000   San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (AMBAC Insd).............................    6.100%   09/01/19  $  5,083,650
  5,000   San Diego, CA Port Fac Rev Natl Steel &
          Shipbldg Co Rfdg...............................    6.600    12/01/02     5,151,000
  2,500   San Francisco, CA City & Cnty Intl Arpt Rev
          Second Ser Issue 12A (FGIC Insd)...............    5.800    05/01/21     2,453,975
  3,565   San Francisco, CA City & Cnty Redev Agy Hotel
          Tax Rev (FSA Insd).............................    6.750    07/01/15     3,901,857
  1,500   Santa Ana, CA Multi-Family Hsg Rev Villa Del
          Sol Apartments Ser B (FNMA Insd)...............    5.650    11/01/21     1,525,395
  2,250   Santa Barbara, CA Ctfs Partn Harbor Proj
          Rfdg...........................................    6.750    10/01/27     2,397,847
  1,000   Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac
          Replacement Proj Ser A (AMBAC Insd)............    6.875    11/15/14     1,105,380
    835   Southern CA Home Fin Auth Single Family Mtg Rev
          Ser A (GNMA Collateralized)....................    6.750    09/01/22       860,184
  1,080   Stanislaus Cnty, CA Ctfs Partn Cap Impt Pgm Ser
          A Rfdg (MBIA Insd).............................    5.250    05/01/14     1,032,620
  1,000   Stockton, CA Hlth Fac Rev Saint Joseph Med Cent
          Ser A (MBIA Insd)..............................    5.625    06/01/13       987,970
  3,000   Upland, CA Ctfs Partn Wtr Sys Proj Rfdg (FGIC
          Insd)..........................................    6.600    08/01/16     3,238,560
  1,000   Visalia, CA Ctfs Partn Mult Projs Ser B Rfdg
          (MBIA Insd)....................................    5.375    12/01/19       952,250
  2,835   West Covina, CA Ctfs Partn Civic Cent Proj Rfdg
          (FSA Insd) (d).................................    5.500    09/01/14     2,798,939
  2,000   William S Hart CA Jt Sch Fin Auth Spl Tax Rev
          Cmnty Fac Rfdg (FSA Insd)......................    6.500    09/01/14     2,173,700
                                                                                ------------
                                                                                 110,411,666
                                                                                ------------
          GUAM  3.5%
  4,000   Guam Govt Ltd Oblig Hwy Ser A (FSA Insd) (e)...    6.250    05/01/07     4,249,360
                                                                                ------------
          PUERTO RICO  3.7%
  1,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          T (Prerefunded @ 07/01/02).....................    6.500    07/01/22     1,093,230
  2,000   Puerto Rico Comwlth Pub Impt (Prerefunded @
          07/01/02)......................................    6.800    07/01/21     2,213,720
  1,000   Puerto Rico Pub Bldgs Auth Rev Gtd Ser K
          (Prerefunded @ 07/01/02).......................    6.875    07/01/21     1,110,260
                                                                                ------------
                                                                                   4,417,210
                                                                                ------------


                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                  Coupon     Maturity    Market Value
--------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  98.8%
  (Cost $113,723,186) (a).....................................................  $119,078,236
SHORT-TERM INVESTMENTS  2.2%
  (Cost $2,300,000) (a).......................................................     2,300,000
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.0%).................................      (905,049)
                                                                                ------------
NET ASSETS  100.0%............................................................  $120,473,187
                                                                                ============

 *Zero coupon bond

(a) At April 30, 1997, cost of long- and short-term investments for federal income tax purposes is $116,023,186; the aggregate gross unrealized appreciation is $5,488,164 and the aggregate gross unrealized depreciation is $133,114, resulting in net unrealized appreciation of $5,355,050.

(b) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly.

(c) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

(d) Securities purchased on a when issued or delayed delivery basis.

(e) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $113,723,186)
  (Note 1)..................................................      $119,078,236
Short-Term Investments (Cost $2,300,000) (Note 1)...........         2,300,000
Interest Receivable.........................................         2,085,096
Cash........................................................            41,210
Other.......................................................             1,793
                                                                  ------------
      Total Assets..........................................       123,506,335
                                                                  ============
LIABILITIES:
Payables:
  Investments Purchased.....................................         2,676,520
  Income Distributions--Common and Preferred Shares.........            91,149
  Investment Advisory Fee (Note 2)..........................            63,972
  Administrative Fee (Note 2)...............................            19,684
  Affiliates (Note 2).......................................             6,346
Accrued Expenses............................................           114,999
Deferred Compensation and Retirement Plans (Note 2).........            60,478
                                                                  ------------
      Total Liabilities.....................................         3,033,148
                                                                  ------------
NET ASSETS..................................................      $120,473,187
                                                                  ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 900 issued with liquidation preference of $50,000
  per share) (Note 4).......................................      $ 45,000,000
                                                                  ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,619,242 shares issued and
  outstanding)..............................................            46,192
Paid in Surplus.............................................        67,813,169
Net Unrealized Appreciation on Investments..................         5,355,050
Accumulated Undistributed Net Investment Income.............         1,380,997
Accumulated Net Realized Gain on Investments................           877,779
                                                                  ------------
      Net Assets Applicable to Common Shares................        75,473,187
                                                                  ------------
NET ASSETS..................................................      $120,473,187
                                                                  ============
NET ASSET VALUE PER COMMON SHARE ($75,473,187 divided
  by 4,619,242 shares outstanding)..........................      $      16.34
                                                                  ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................      $3,584,934
                                                                  ----------
EXPENSES:
Investment Advisory Fee (Note 2)............................         390,558
Administrative Fee (Note 2).................................         120,172
Preferred Share Maintenance (Note 4)........................          60,811
Trustees Fees and Expenses (Note 2).........................          12,833
Custody.....................................................           7,556
Legal (Note 2)..............................................           5,795
Amortization of Organizational Costs (Note 1)...............           2,001
Other.......................................................          85,463
                                                                  ----------
    Total Expenses..........................................         685,189
                                                                  ----------
NET INVESTMENT INCOME.......................................      $2,899,745
                                                                  ==========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments............................      $  877,779
                                                                  ----------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...................................       6,286,473
  End of the Period.........................................       5,355,050
                                                                  ----------
Net Unrealized Depreciation on Investments During the
  Period....................................................        (931,423)
                                                                  ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............      $  (53,644)
                                                                  ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................      $2,846,101
                                                                  ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Six Months Ended April 30, 1997 and
                  the Year Ended October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                          April 30, 1997    October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $  2,899,745      $  6,006,464
Net Realized Gain on Investments........................        877,779          1,231,942
Net Unrealized Appreciation/Depreciation on Investments
  During the Period.....................................       (931,423)           619,453
                                                           ------------       ------------
Change in Net Assets from Operations....................      2,846,101          7,857,859
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................     (2,274,859)        (4,420,235)
  Preferred Shares......................................       (475,141)        (1,507,837)
                                                           ------------       ------------
                                                             (2,750,000)        (5,928,072)
                                                           ------------       ------------
Distributions from Net Realized Gain on Investments
  (Note 1):
  Common Shares.........................................       (924,173)          (407,627)
  Preferred Shares......................................       (307,769)          (178,664)
                                                           ------------       ------------
                                                             (1,231,942)          (586,291)
                                                           ------------       ------------
Total Distributions.....................................     (3,981,942)        (6,514,363)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....     (1,135,841)         1,343,496
NET ASSETS:
Beginning of the Period.................................    121,609,028        120,265,532
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,380,997 and $1,231,252,
  respectively).........................................   $120,473,187       $121,609,028
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                             March 27, 1992
                                                                                              (Commencement
                                                                   Year Ended October 31      of Investment
                                Six Months Ended   -------------------------------------     Operations) to
                                  April 30, 1997      1996      1995      1994      1993   October 31, 1992
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period
 (a)..........................      $16.584        $16.294   $14.670   $17.644   $14.878       $14.704
                                     ------        -------   -------   -------   -------       -------
 Net Investment Income........         .628          1.300     1.296     1.282     1.281          .594
 Net Realized and Unrealized
   Gain/Loss on Investments...        (.011)          .400     1.648    (3.002)    2.851          .098
                                     ------        -------   -------   -------   -------       -------
Total from Investment
 Operations...................         .617          1.700     2.944    (1.720)    4.132          .692
                                     ------        -------   -------   -------   -------       -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders.............         .493           .957      .924      .924      .924          .385
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders...         .102           .326      .396      .259      .258          .133
 Distributions from Net
   Realized Gain on
   Investments (Note 1):
   Paid to Common
     Shareholders.............         .200           .088       -0-      .058      .136           -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders...         .067           .039       -0-      .013      .048           -0-
                                     ------        -------   -------   -------   -------       -------
Total Distributions...........         .862          1.410     1.320     1.254     1.366          .518
                                     ------        -------   -------   -------   -------       -------
Net Asset Value, End of the
 Period.......................      $16.339        $16.584   $16.294   $14.670   $17.644       $14.878
                                    =======        =======   =======   =======  ========       =======
Market Price Per Share at End
 of the Period................      $15.500        $15.750   $14.750   $12.750   $16.375       $14.250
Total Investment Return at
 Market Price (b).............        1.49%*        14.14%    23.60%   (16.67%)   23.01%        (2.50%)*
Total Return at Net Asset
 Value (c)....................        1.53%*         8.05%    17.86%   (11.63%)   26.44%         1.70%*
Net Assets at End of the
 Period (In millions).........       $120.5         $121.6    $120.3    $112.8    $126.5        $113.7
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares................        1.80%          1.80%     1.83%     1.79%     1.73%         1.70%
Ratio of Expenses to Average
 Net Assets...................        1.13%          1.13%     1.12%     1.12%     1.09%         1.18%
Ratio of Net Investment Income
 to Average Net Assets
 Applicable to Common Shares
 (d)..........................        6.37%          5.97%     5.83%     6.31%     6.21%         5.18%
Portfolio Turnover............          10%*           16%       13%       14%       27%           51%*

(a) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.296 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

*  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Investment Grade California Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

the Trust's organization in the amount of $25,000. These costs were amortized on a straight line basis over the 60 month period ending March 26, 1997.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1997, the Trust recognized expenses of approximately $35,700 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

    At April 30, 1997, VKAC owned 6,700 common shares of the Trust.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $12,160,957 and $12,684,715, respectively.

4. PREFERRED SHARES

The Trust has outstanding 900 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 1997, was 3.740%. During the six months ended April 30, 1997, the rates ranged from 3.150% to 3.740%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.